EXHIBIT I
                                   AGREEMENT



               Agreement dated February 14, 1996 among Thomas L Crow; Carol Ann Crow; Thomas L. Crow, as Trustee of the Crow 1990 Community Property Trust under Declaration dated 6/8/90; Carol Ann Crow, as Trustee of the Crow 1990 Community Property Trust under Declaration dated 6/8/90; Thomas L. Crow, as Trustee of the Thomas L. Crow 9% Net Income With Make-Up Charitable Remainder Trust No. 1 dated 12/17/94; Carol Ann Crow, as Trustee of the Thomas L. Crow 9% Net Income With Make-Up Charitable Remainder Trust No. 1 dated 12/17/94; Thomas L. Crow, as Trustee of the Thomas L. Crow 20% Net Income With Make-Up Charitable Remainder Trust No. 2 dated 12/17/94; and Carol Ann Crow, as Trustee of the Thomas L. Crow 20% Net Income With Make-Up Charitable Remainder Trust No. 2 dated 12/17/94; Thomas L. Crow, as Trustee of the Thomas L. Crow 6% Net Income With Make-Up Charitable Remainder Trust No. 3 dated 7/6/95; Carol Ann Crow, as Co-Trustee of the Thomas L. Crow 6% Net Income With Make-Up Charitable Remainder Trust No. 3 dated 7/6/95; Thomas L. Crow, General Partner, FBO Crow Family Limited Partnership Account No. 1; James E. Moeller, Trustee of the TLC/CGC Trust Dated 2/27/95; Southpac International Trust, Inc., Trustee of the TLC/CGC Trust Dated 2/27/95.

               WHEREAS, each of the parties hereto desires in accordance with Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, to make a joint filing on Schedule 13G with respect to the beneficial ownership by the undersigned of Common Stock of Cobra Golf Incorporated.

               NOW, THEREFORE, the undersigned agree that the Amendment No. 2 to
Schedule 13G dated Febraury 14, 1996 with respect to the beneficial ownership by the undersigned of shares of Common stock of Cobra Golf Incorporated, a Delaware corporation, shall be deemed to be filed on behalf of each of the undersigned.



                                                    Thomas L. Crow
                                                 ------------------------------
                                                 Thomas L. Crow


                                                    Carol Ann Crow
                                                 ------------------------------
                                                 Carol Ann Crow


                                                    Thomas L. Crow
                                                 ------------------------------
                                                 Thomas L. Crow, Trustee of
                                                    the Crow 1990 Community
                                                   Property Trust under
                                                   Declaration dated 6/8/90

                                                    Carol Ann Crow
                                                 ------------------------------
                                                 Carol Ann Crow, Trustee of
                                                   the Crow 1990 Community
                                                   Property Trust under
                                                   Declaration dated 6/8/90


                                                     Thomas L. Crow
                                                 ------------------------------
                                                 Thomas L. Crow, Trustee of
                                                   the Thomas L. Crow 9% Net
                                                   Income With Make-Up
                                                   Charitable Remainder
                                                   Trust No. 1 dated 12/17/94


                                                     Carol Ann Crow
                                                 ------------------------------
                                                 Carol Ann Crow, Trustee of
                                                   the Thomas L. Crow 9% Net
                                                   Income With Make-Up
                                                   Charitable Remainder
                                                   Trust No. 1 dated 12/17/94


                                                     Thomas L. Crow
                                                 ------------------------------
                                                 Thomas L. Crow, Trustee of
                                                   the Thomas L. Crow 20% Net
                                                   Income With Make-Up
                                                   Charitable Remainder
                                                   Trust No. 2 dated 12/17/94


                                                     Carol Ann Crow
                                                 ------------------------------
                                                 Carol Ann Crow, Trustee of
                                                   the Thomas L. Crow 20% Net
                                                   Income With Make-Up
                                                   Charitable Remainder
                                                   Trust No. 2 dated 12/17/94


                                                     Thomas L. Crow
                                                 ------------------------------
                                                 Thomas L. Crow, Trustee of
                                                   the Thomas L. Crow 6% Net
                                                   Income With Make-Up
                                                   Charitable Remainder
                                                   Trust No. 3 dated 7/6/95

                                                     Carol Ann Crow
                                                 ------------------------------
                                                 Carol Ann Crow, Trustee of
                                                   the Thomas L. Crow 6% Net
                                                   Income With Make-Up
                                                   Charitable Remainder
                                                   Trust No. 3 dated 7/6/95


                                                     Thomas L. Crow
                                                 ------------------------------
                                                 Thomas L. Crow, General
                                                   Partner, FBO Crow Family
                                                   Limited Partnership
                                                   Account No. 1


                                                    James E. Moeller
                                                 ------------------------------
                                                 James E. Moeller, Trustee
                                                   of the TLC/CGC Trust dated
                                                   2/27/95


                                                    James E. Moeller
                                                 ------------------------------
                                                 Southpac International
                                                   Trust, Inc. Trustee of the
                                                   TLC/CGC Trust dated 2/27/95